UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.    )

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Arena Pharmaceuticals, Inc.

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on <mtgdate>. June 12, 2015 Meeting Information ARENA PHARMACEUTICALS, INC. Meeting Type: Annual <mtgtype> Meeting For holders as of: April <recdate> 14, 2015 Date: June 12, 2015 Time: 9:00 < AM PDT Location: 6154 Nancy Ridge Drive San Diego, CA 92121 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. 0000247024_1 R1.0.0.51160

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. 10-K Wrap 2. Notice & Proxy Statement How to View Online: Have the information that is printed in the box marked by the arrow ? (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow ? (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 31, 2015 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. ? Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. 0000247024_2 R1.0.0.51160

Voting items The Board of Directors recommends that you vote FOR the following: 1. Election of Directors Nominees 01 Jack Lief 02 Dominic P. Behan, PhD 03 Donald D. Belcher 04 Scott H. Bice 05 Harry F. Hixson,Jr.,PhD 06 Tina S. Nova, PhD 07 Phillip M. Schneider 08 Christine A. White, MD 09 Randall E. Woods The Board of Directors recommends you vote FOR the following proposal(s): 2 To approve the amendment and restatement of the Arena Pharmaceuticals, Inc., 2009 Employee Stock Purchase Plan, as amended, to, among other things, increase the number of shares of the Company`s common stock authorized and available for future issuance under the 2009 Employee Stock Purchase Plan, as amended, to a total of 1.5 million shares. 3 To approve, on an advisory basis, the compensation of the Company`s named executive officers, as disclosed in the proxy statement. 4 To ratify the appointment of KPMG LLP, an independent registered public accounting firm, as the Company`s independent auditors for the fiscal year ending December 31, 2015. NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. 0000247024_3 R1.0.0.51160

0000247024_4 R1.0.0.51160 Voting Instructions